Credit Suisse First Boston
ABSC 2005-HE8
1,697 records
Silent Seconds

Selection Criteria: Silent Seconds
Table of Contents
  Principal balance at Origination
  Remaining Principal Balance
  Fico Scores
  Original Term
  Remaining Term
  Property Type
  Occupancy Status
  Loan Purpose
  Original Loan to Value Ratio
  Combined Loan To Value
  Geographic Distribution By Balance
  Documentation
  Mortgage Rate
  Maximum Rate
  Gross Margin
  Next Rate Adjustment Date
  Original Number of Months to Expiration Of Prepayment Penalty Term
  Index Type
  Credit Grade
  Lien Position
  DTI

1. Principal balance at Origination

Principal balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
25,001 - 50,000	3	$150,000.00	0.04%	555	71.58%	8.025%	100.00%
50,001 - 75,000	96	6,177,171.00	1.75	600	80.44	7.795	93.59
75,001 - 100,000	242	21,717,930.00	6.16	620	80.71	7.130	95.87
100,001 - 125,000	213	23,903,145.00	6.78	628	80.37	6.888	99.11
125,001 - 150,000	203	27,692,267.20	7.86	639	79.54	6.801	96.61
150,001 - 175,000	149	24,067,734.00	6.83	634	80.35	6.806	94.72
175,001 - 200,000	125	23,462,204.00	6.66	646	80.20	6.785	95.27
200,001 - 250,000	159	36,052,238.00	10.23	651	80.00	6.795	93.18
250,001 - 300,000	148	40,313,817.00	11.44	651	80.38	6.585	99.29
300,001 - 400,000	185	63,601,455.60	18.04	660	80.06	6.573	97.22
400,001 - 500,000	112	50,420,884.00	14.30	664	80.27	6.590	100.00
500,001 - 600,000	49	26,625,696.00	7.55	679	79.92	6.560	97.90
600,001 - 700,000	12	7,525,472.00	2.13	702	80.00	6.610	83.87
700,001 >=	1	796,000.00	0.23	692	80.00	6.500	100.00
Total:	1,697	$352,506,013.80	100.00%	651	80.16%	6.725%	96.85%

Mimimum Original Balance: 50,000.00
Maximum Original Balance: 796,000.00
Average Original Balance: 207,723.05

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2. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
25,001 - 50,000	3	$149,898.25	0.04%	555	71.58%	8.025%	100.00%
50,001 - 75,000	96	6,174,471.29	1.75	600	80.44	7.795	93.59
75,001 - 100,000	243	21,807,402.35	6.19	620	80.71	7.128	95.89
100,001 - 125,000	212	23,790,449.39	6.75	628	80.37	6.889	99.10
125,001 - 150,000	203	27,676,319.03	7.85	639	79.54	6.801	96.61
150,001 - 175,000	149	24,056,718.39	6.83	634	80.35	6.806	94.72
175,001 - 200,000	125	23,452,626.79	6.66	646	80.20	6.785	95.27
200,001 - 250,000	160	36,290,736.51	10.30	651	80.00	6.788	93.22
250,001 - 300,000	147	40,055,931.33	11.37	650	80.38	6.591	99.28
300,001 - 400,000	185	63,589,416.94	18.04	660	80.06	6.573	97.22
400,001 - 500,000	112	50,413,656.88	14.31	664	80.27	6.590	100.00
500,001 - 600,000	49	26,623,057.93	7.55	679	79.92	6.560	97.90
600,001 - 700,000	12	7,524,935.00	2.14	702	80.00	6.610	83.87
700,001 >=	1	796,000.00	0.23	692	80.00	6.500	100.00
Total:	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%

Mimimum Remaining Balance: 49,964.17
Maximum Remaining Balance: 796,000.00
Average Remaining Balance: 207,661.53

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3. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
501 - 525	22	$2,575,558.32	0.73%	514	80.97%	8.128%	100.00%
526 - 550	45	4,810,714.63	1.37	538	83.17	8.216	100.00
551 - 575	52	7,031,988.43	2.00	564	82.09	7.861	100.00
576 - 600	279	46,602,669.55	13.22	589	80.34	6.664	99.00
601 - 625	304	53,505,789.73	15.18	615	80.16	6.692	98.92
626 - 650	329	68,942,537.17	19.56	637	80.06	6.784	96.91
651 - 675	274	64,356,965.41	18.26	663	80.11	6.649	96.45
676 - 700	177	46,384,793.41	13.16	687	80.26	6.517	94.81
701 - 725	103	27,429,208.36	7.78	713	79.52	6.640	94.43
726 - 750	62	17,246,676.08	4.89	740	79.36	6.717	95.48
751 - 775	35	9,155,739.91	2.60	763	80.13	6.628	94.15
776 - 800	13	3,630,979.09	1.03	786	80.00	6.815	92.08
801 - 825	2	727,999.99	0.21	812	80.00	5.715	84.95
Total:	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%

Minimum FICO: 501
Maximum FICO: 814
WA FICO: 651

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4. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
121 - 180	2	$285,480.14	0.08%	608	76.06%	6.514%	100.00%
181 - 240	5	593,716.76	0.17	633	82.14	7.209	100.00
301 - 360	1,690	351,522,423.18	99.75	651	80.16	6.724	96.84
Total:	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%

Minimum Original Term: 180
Maximum Original Term: 360
WA Original Term: 360

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5. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 180	2	$285,480.14	0.08%	608	76.06%	6.514%	100.00%
181 - 348	5	593,716.76	0.17	633	82.14	7.209	100.00
349 - 360	1,690	351,522,423.18	99.75	651	80.16	6.724	96.84
Total:	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%

Minimum Remaining Term: 177
Maximum Remaining Term: 360
WA Remaining Term: 358

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6. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Single Family	1,264	$255,480,711.64	72.50%	649	80.20%	6.713%	98.21%
PUD - Detached	176	36,056,637.35	10.23	648	79.94	6.781	89.62
Condo	124	28,542,407.65	8.10	660	80.16	6.699	94.05
2-4 Unit	89	24,352,254.16	6.91	662	80.11	6.818	95.89
PUD - Attached	44	7,969,609.28	2.26	647	79.92	6.655	98.86
Total:	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%

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7. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Primary Residence	1,638	$341,292,326.87	96.85%	650	80.15%	6.707%	100.00%
Second Home	52	10,302,880.54	2.92	682	80.08	7.230	0.00
Investment Property	7	806,412.67	0.23	641	85.99	7.974	0.00
Total:	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%

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8. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Purchase	1,348	$285,138,152.72	80.91%	655	80.37%	6.768%	96.28%
Refinance - Rate/Term	266	50,375,606.13	14.29	636	80.06	6.525	99.65
Refinance - Cashout	83	16,887,861.23	4.79	635	77.01	6.598	98.03
Total:	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%

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9. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 50.00	5	$746,300.04	0.21%	686	38.30%	6.276%	100.00%
50.01 - 60.00	1	91,825.01	0.03	600	52.57	6.275	100.00
60.01 - 70.00	10	1,950,498.14	0.55	617	67.85	6.459	96.13
70.01 - 80.00	1,540	328,030,115.58	93.08	654	79.90	6.666	96.91
80.01 - 90.00	141	21,582,881.31	6.12	608	86.80	7.660	95.79
Total:	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%

Minimum Loan-to-Value Ratio: 26.35
Maximum Loan-to-Value Ratio: 90.00
WA Loan-to-Value Ratio By Original Balance: 80.16

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10. Combined Loan To Value

Combined Loan To Value	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 50.00	1	$134,335.87	0.04%	724	35.06%	6.125%	100.00%
50.01 - 60.00	4	653,825.01	0.19	673	40.08	6.183	100.00
60.01 - 70.00	2	184,842.17	0.05	598	58.29	6.878	100.00
70.01 - 80.00	5	1,457,533.91	0.41	584	71.02	6.374	100.00
80.01 - 90.00	24	4,665,430.78	1.32	611	77.97	6.878	90.72
90.01 - 100.00	1,661	345,305,652.34	97.99	652	80.33	6.725	96.91
Total:	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%

Minimum Combined Loan-to-Value Ratio: 48.53
Maximum Combined Loan-to-Value Ratio: 100.00
WA Combined Loan-to-Value Ratio By Remaining Balance: 99.31

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11. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Alabama	13	$1,348,084.88	0.38%	600	80.57%	7.387%	80.52%
Alaska	3	483,414.80	0.14	658	80.00	7.210	100.00
Arizona	71	13,259,208.57	3.76	651	79.71	6.776	88.67
Arkansas	30	3,398,234.74	0.96	645	80.02	6.988	100.00
California	371	132,528,492.32	37.61	666	79.95	6.533	98.81
Colorado	40	6,528,232.29	1.85	629	80.22	6.249	100.00
Connecticut	15	2,278,315.91	0.65	616	79.01	6.785	100.00
Delaware	4	686,747.99	0.19	659	80.00	6.490	100.00
Florida	130	23,101,327.72	6.56	643	80.26	6.925	90.24
Georgia	50	7,332,160.88	2.08	634	80.71	6.972	97.92
Hawaii	17	5,956,137.16	1.69	693	80.00	6.058	83.93
Idaho	21	2,927,726.86	0.83	654	79.87	6.781	88.64
Illinois	66	10,826,449.32	3.07	636	80.09	6.805	100.00
Indiana	30	3,542,071.07	1.01	607	80.93	6.903	100.00
Iowa	16	1,594,717.81	0.45	609	80.27	7.485	93.49
Kansas	6	571,845.03	0.16	611	81.41	7.065	100.00
Kentucky	9	1,240,473.56	0.35	606	80.21	7.034	100.00
Louisiana	1	99,752.00	0.03	590	80.00	5.925	100.00
Maine	9	1,186,113.76	0.34	667	80.30	6.902	100.00
Maryland	15	3,249,896.57	0.92	643	80.00	6.382	100.00
Massachusetts	61	14,470,106.81	4.11	653	79.76	6.498	100.00
Michigan	47	6,216,700.40	1.76	614	80.96	7.048	96.66
Minnesota	34	5,611,602.45	1.59	634	79.93	6.916	100.00
Mississippi	8	907,090.83	0.26	597	83.41	7.460	100.00
Missouri	18	1,876,271.34	0.53	620	80.98	7.409	95.79
Montana	6	888,863.83	0.25	631	80.00	6.589	100.00
Nebraska	15	1,513,558.53	0.43	615	80.13	7.094	100.00
Nevada	25	6,032,440.25	1.71	670	80.13	6.921	76.54
New Hampshire	9	1,629,503.09	0.46	656	80.00	6.491	100.00
New Jersey	48	12,122,870.25	3.44	644	80.74	7.056	100.00
New Mexico	17	2,243,404.28	0.64	631	80.49	6.575	100.00
New York	66	17,151,282.11	4.87	674	80.02	6.705	100.00
North Carolina	11	1,241,815.76	0.35	610	79.10	7.466	100.00
North Dakota	3	370,132.91	0.11	561	80.00	7.478	100.00
Ohio	18	1,373,004.05	0.39	562	85.57	7.884	90.80
Oklahoma	12	1,399,239.73	0.40	629	81.20	7.189	95.57
Oregon	40	6,193,636.38	1.76	639	80.16	6.374	94.27
Pennsylvania	33	5,627,321.16	1.60	644	79.73	6.830	98.37
Rhode Island	14	2,960,918.78	0.84	632	81.55	7.219	100.00
South Carolina	15	2,308,255.54	0.66	619	81.43	7.709	73.66
South Dakota	5	705,202.77	0.20	620	79.81	6.466	100.00
Tennessee	58	6,464,135.82	1.83	628	80.28	7.119	98.30
Texas	115	14,003,803.61	3.97	630	80.55	7.205	96.13
Utah	15	2,230,583.52	0.63	644	80.28	6.688	95.55
Washington	54	9,723,077.84	2.76	643	80.30	6.352	97.23
Virginia	10	2,116,483.00	0.60	626	80.89	7.890	100.00
Wisconsin	19	2,250,904.37	0.64	624	80.55	7.219	100.00
Wyoming	2	242,974.37	0.07	669	80.00	6.384	100.00
Washington DC	2	387,033.06	0.11	625	80.00	7.015	100.00
Total:	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%

Total Number Of Stated Represented:: 49

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12. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Stated Documentation	727	$182,074,897.24	51.67%	671	80.22%	6.990%	95.36%
Full Documentation	947	163,614,710.22	46.43	628	80.09	6.449	98.38
Limited Documentation	23	6,712,012.62	1.90	655	80.24	6.267	100.00
Total:	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%

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13. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 5.000	2	$552,800.00	0.16%	633	80.00%	5.000%	100.00%
5.001 - 5.500	38	11,136,790.19	3.16	691	80.06	5.387	98.63
5.501 - 6.000	220	53,314,342.42	15.13	656	79.43	5.863	98.64
6.001 - 6.500	392	91,067,847.91	25.84	652	79.90	6.303	98.86
6.501 - 7.000	446	93,240,793.79	26.46	651	80.03	6.776	97.01
7.001 - 7.500	266	49,914,876.05	14.16	652	80.19	7.253	97.25
7.501 - 8.000	183	33,564,745.52	9.52	659	80.63	7.732	89.52
8.001 - 8.500	80	11,895,872.37	3.38	609	82.08	8.233	89.44
8.501 - 9.000	43	4,782,226.71	1.36	574	84.80	8.708	95.95
9.001 - 9.500	20	2,199,970.58	0.62	556	84.94	9.214	96.91
9.501 - 10.000	3	431,027.39	0.12	598	85.94	9.652	100.00
10.001 - 10.500	2	155,207.15	0.04	602	86.09	10.187	100.00
10.501 - 11.000	1	83,920.00	0.02	507	80.00	10.550	100.00
11.001 - 11.500	1	61,200.00	0.02	531	85.00	11.150	100.00
Total:	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%

Minimum Rate: 5.000
Maximum Rate: 11.150
WA Rate: 6.725

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14. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0.000	255	$33,216,717.42	9.43%	645	79.08%	6.809%	99.45%
11.501 - 12.000	2	552,800.00	0.16	633	80.00	5.000	100.00
12.001 - 12.500	40	11,425,599.30	3.24	691	80.06	5.408	98.66
12.501 - 13.000	187	47,394,673.36	13.45	654	79.81	5.852	98.48
13.001 - 13.500	339	83,318,816.12	23.64	652	80.00	6.308	98.75
13.501 - 14.000	376	84,455,522.88	23.97	652	80.11	6.780	96.81
14.001 - 14.500	223	44,915,427.33	12.75	654	80.21	7.253	96.95
14.501 - 15.000	150	29,716,193.51	8.43	658	80.78	7.733	88.46
15.001 - 15.500	71	11,081,351.66	3.14	611	82.04	8.237	88.67
15.501 - 16.000	34	3,916,349.48	1.11	573	85.09	8.734	95.05
16.001 - 16.500	16	1,902,175.07	0.54	551	84.15	9.205	96.43
16.501 - 17.000	2	361,327.39	0.10	603	86.12	9.642	100.00
17.001 - 17.500	1	60,746.56	0.02	578	80.00	10.050	100.00
17.501 - 18.000	1	83,920.00	0.02	507	80.00	10.550	100.00
Total:	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%

Minimum Maximum Rate: 12.000
Maximum Maximum Rate: 17.550
WA Maximum Rate: 13.712

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15. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0.000	255	$33,216,717.42	9.43%	645	79.08%	6.809%	99.45%
2.001 - 2.500	1	104,000.00	0.03	646	80.00	7.375	100.00
2.501 - 3.000	1	239,200.00	0.07	752	80.00	6.125	100.00
3.001 - 3.500	1	403,599.99	0.11	705	80.00	5.750	100.00
3.501 - 4.000	26	4,043,916.50	1.15	653	80.00	6.681	100.00
4.501 - 5.000	130	24,308,458.81	6.90	648	80.59	6.986	95.34
5.001 - 5.500	8	1,803,598.19	0.51	651	81.93	6.904	91.31
5.501 - 6.000	1,182	267,319,527.12	75.86	652	80.22	6.669	96.55
6.001 - 6.500	83	18,719,665.80	5.31	650	80.64	6.954	98.16
6.501 - 7.000	6	1,121,417.16	0.32	630	77.82	7.632	100.00
7.001 - 7.500	3	740,719.09	0.21	628	80.87	8.130	89.80
7.501 - 8.000	1	380,800.00	0.11	685	80.00	6.025	100.00
Total:	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%

Minimum Gross Margin: 2.500
Maximum Gross Margin: 8.000
WA Gross Margin: 5.738

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16. Next Rate Adjustment Date

Next Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0000-00	255	$33,216,717.42	9.43%	645	79.08%	6.809%	99.45%
2007-05	1	129,449.49	0.04	644	80.00	7.250	100.00
2007-06	11	2,183,501.63	0.62	649	80.61	7.117	95.56
2007-07	60	11,917,020.56	3.38	642	80.33	6.954	85.22
2007-08	598	133,527,874.79	37.89	651	80.29	6.701	97.01
2007-09	558	131,908,999.03	37.43	652	80.25	6.707	96.46
2007-10	3	663,200.00	0.19	687	80.00	6.908	100.00
2008-06	3	692,799.68	0.20	631	80.00	6.709	100.00
2008-07	4	931,328.90	0.26	674	80.00	6.349	100.00
2008-08	105	19,144,386.80	5.43	657	80.47	6.729	98.78
2008-09	91	16,202,200.67	4.60	651	80.08	6.646	100.00
2010-07	2	523,893.63	0.15	655	80.00	7.930	67.19
2010-08	4	983,927.48	0.28	678	80.37	6.797	100.00
2010-09	2	376,320.00	0.11	644	80.00	6.496	100.00
Total:	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%

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17. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0 - 0	470	$102,186,971.41	29.00%	657	80.26%	7.021%	97.47%
7 - 12	64	15,262,199.61	4.33	664	80.23	6.945	99.28
13 - 24	884	194,571,025.18	55.21	647	80.26	6.572	95.84
25 - 36	279	40,381,423.88	11.46	648	79.42	6.627	99.19
Total:	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%

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18. Index Type

Index Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
2/28 ARM	739	$132,934,305.73	37.72%	639	80.47%	6.843%	95.97%
2/28 ARM - 2 Yr IO	390	118,621,110.41	33.66	663	80.13	6.603	96.24
2/28 ARM - 5 Yr IO	102	28,774,629.36	8.17	660	79.94	6.614	97.57
3/27 ARM	102	12,802,693.13	3.63	647	80.42	6.667	99.52
3/27 ARM - 3 Yr IO	47	10,852,133.36	3.08	647	80.10	6.779	98.41
3/27 ARM - 5 Yr IO	54	13,315,889.56	3.78	667	80.29	6.619	100.00
5/25 ARM	7	1,532,141.11	0.43	660	80.24	6.903	88.78
5/25 ARM - 7 Yr IO	1	352,000.00	0.10	685	80.00	7.700	100.00
Fixed - 15 Year	2	285,480.14	0.08	608	76.06	6.514	100.00
Fixed - 20 Year	5	593,716.76	0.17	633	82.14	7.209	100.00
Fixed - 30 Year	248	32,337,520.52	9.18	645	79.05	6.804	99.44
Total:	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%

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19. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
AA	1,620	$337,792,768.63	95.85%	653	80.18%	6.717%	96.88%
A-	7	1,062,994.10	0.30	554	80.05	8.600	100.00
A+	63	12,395,941.10	3.52	617	80.22	6.607	96.09
B	3	558,250.60	0.16	540	75.26	8.188	100.00
C	4	591,665.65	0.17	601	71.81	8.661	87.23
Total:	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%

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20. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
First Lien	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%
Total:	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%

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21. DTI

DTI	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0.01 - 5.00	1	$395,624.25	0.11%	632	80.00%	6.250%	100.00%
5.01 - 10.00	1	83,200.00	0.02	630	80.00	7.775	100.00
10.01 - 15.00	8	1,801,372.91	0.51	656	80.00	6.340	100.00
15.01 - 20.00	17	2,300,548.93	0.65	644	78.21	6.964	88.68
20.01 - 25.00	54	8,741,318.74	2.48	629	80.55	6.749	98.03
25.01 - 30.00	85	16,231,996.65	4.61	646	79.64	6.643	99.53
30.01 - 35.00	168	29,575,597.80	8.39	645	80.24	6.747	97.34
35.01 - 40.00	295	60,218,713.23	17.09	657	80.22	6.720	97.45
40.01 - 45.00	440	94,015,795.26	26.68	656	80.28	6.769	97.71
45.01 - 50.00	586	130,437,778.97	37.01	649	80.21	6.715	96.01
50.01 - 55.00	38	8,070,319.65	2.29	637	78.41	6.506	88.59
55.01 - 60.00	4	529,353.69	0.15	600	80.00	6.629	100.00
Total:	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%

low Dti: 0.16
high dti: 58.54
wa dti: 41.60

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